UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): November 20, 2018

                           FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                           --------------------------------------
                   (Exact name of Registrant as specified in its charter)

     Nevada                         000-29649                  91-1922863
--------------------          -----------------------      ------------------
(State or other jurisdiction   (Commission File No.)         (IRS Employer
of incorporation)                                          Identification No.)

                                  6001 54 Ave.
                             Tabor, Alberta T1G 1X4
       ------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (250) 477-9969

                                       N/A
                           -------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

      The annual meeting of Flexible Solutions' shareholders was held on November 20, 2018. At the meeting the following persons were elected as directors for the upcoming year:

              Name                  Votes For       Votes Abstained
              ----                  ---------       ---------------

           Daniel O'Brien           6,496,632            163,361
           John H. Bientes          6,496,632            163,361
           Robert Helina            6,496,632            163,361
           Thomas Fyles             6,496,632            163,361
           Ben Seaman               6,496,632            163,361
           David Fynn               6,496,632            163,361

     At the meeting the following proposals were ratified by the shareholders:

      (1) to approve on an advisory basis, the compensation of the Company's executive officers;

      (2) to ratify the continued appointment of Meyers, Norris, Penny, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018; and

      (3)   to change the domicile of the Company to Canada;

     The following is a tabulation of votes cast with respect to these proposals:

                                Votes
                  --------------------------------           Broker
    Proposal      For        Against      Abstain           Non-Votes
    --------      ---        -------      -------           ---------

      1.       5,498,921    1,142,119     18,953

      2.       6,560,447       10,930     88,616

      3.       5,509,732    1,106,861     43,400

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 26, 2018            FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                    By:/s/ Daniel B. O'Brien
                                       ---------------------------------------
                                       Daniel B. O'Brien, President and Chief
                                        Executive Officer